DEL WEBB CORPORATION

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN NO. 2

                                 AMENDMENT NO. 5


     The Del Webb Corporation Supplemental Executive Retirement Plan No. 2 (the "Plan") is hereby amended as follows, effective as of July 22, 1999:

     Section 2.1 of the Plan is amended to read as follows:

2.1  ELIGIBILITY AND PARTICIPATION

     (a) ELIGIBILITY. Eligibility to participate in the Plan shall be limited to key management personnel approved by the CEO. Participants in the Del Webb Corporation Supplemental Executive Retirement Plan No. 1 are not eligible to participate in this Plan.

     (b)  PARTICIPATION.  An  employee's  participation  in the  Plan  shall  be effective upon notification of the employee of eligibility to participate and completion by the employee of a Participation Agreement.

     (c) PARTICIPANT. "Participant" means any individual who has satisfied the conditions of this Section and includes any individual whose employment status has terminated or changed under Section 2.2 and who continues to have vested benefit rights.

     Except as otherwise provided above, the provisions of the Plan shall continue in full force and effect.


                                        DEL WEBB CORPORATION


                                        By:
                                           -------------------------------------
                                           Robertson C. Jones

                                        Its: Senior Vice President